Exhibit 99.2
Second Quarter 2023 Supplemental Presentation July 26, 2023

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent 8- K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, adjusted operating margin, adjusted operating expense, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent 8-K, 10-K, and 10-Q. 2 2

Q2 2023 Financial Performance ($mil)


Revenue
+7.3%
22
23
$470.4
$504.7
Operating Income
–22.6%
22
23
$53.9
$41.7
Adjusted
Operating Income*
–5.0%
22
23
$73.4
$69.7
Free Cash Flow**
NMF
22
23
$37.0
–$5.8

* Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, other merger and acquisition (M&A) related expenses and earn-outs, and items related to the significant reduction and shift of the Company's operations in China. In addition, the Company incurred $4.0 million of severance costs for reorganizations not related to the shift of its China operations, which contributed 7.4 percentage points to the decline in operating income and accounted for the full decline in adjusted operating income.** Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. Excluding the termination agreement payment of $59.9 million and $3.2 million in severance related to the Company's China activities, and similar items in the prior-year period, free cash flow would have declined 25.6% over the prior-year period.

MORNINGSTAR®

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Q2 2023 Revenue Walk Organic revenue, a non-GAAP measure, excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations. **Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares second quarter 2023 revenue to second quarter 2022 revenue on the basis of the updated classifications. ＋ 7.3% Reported Revenue Growth Impact of M&A ＋5.1% – 2.7% Contributors of Organic Revenue Growth** License-Based 12.2% Asset-Based –1.4% Transaction-Based –19.5% Organic Revenue Growth* 4 4 ＋0.5% Currency Impact *

Quarterly Revenue Trend ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline). *Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares first and second quarter 2023 revenue to first and second quarter 2022 revenue, respectively, on the basis of the updated classifications. 5 10.6% 12.1%

YTD 2023 Organic Revenue Walk* ($ mil) 6 6 YTD 2022 Revenue M&A and foreign currency adjustments PitchBook Morningstar Data Morningstar Direct Morningstar Sustainalytics Morningstar Indexes Morningstar Advisor Workstation Investment Management DBRS Morningstar Workplace Solutions Other products YTD 2023 Revenue $927.4 20.2 43.9 11.5 8.6 7.0 3.1 3.0 –31.0 –6.7 –0.5 $984.4 * Organic revenue, a non-GAAP measure, excludes revenue from acquisitions for a period of 12 months upon completion of the acquisition, accounting changes, and the effect of foreign currency translations. –2.1

Q2 2023 Revenue Drivers: License-Based Revenue Trend* ($mil) +14.8% Reported + 12.2% Organic 22 23 License-Based Q2 23 Organic Revenue Drivers: PitchBook (+21.0%), Morningstar Sustainalytics’ license-based products (+26.7%), Morningstar Data (+8.3%), and Morningstar Direct (+9.3%) were the primary contributors to organic revenue growth in Q2 23. Strength in PitchBook’s core investor and advisor segments offset some softening in the company (corporate) segment. Morningstar Sustainalytics’ license-based revenue growth was driven by strong demand for regulatory and compliance solutions in EMEA, with somewhat slower growth in the U.S. Organic revenue is a non-GAAP measure. The bars represent reported revenue. Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares second quarter 2023 revenue to second quarter 2022 revenue on the basis of the updated classifications. $327.5 $376.0 7 7 *

Q2 2023 Revenue Drivers: Asset-Based Revenue Trend* ($mil) Asset-Based Q2 23 Organic Revenue Drivers: Declines in Investment Management organic revenue (-10.7%) reflected the timing of client billings, which were largely based on assets as of March 31, 2023, when most markets were still down over the trailing 12-months. These declines were offset by the organic increase in Morningstar Indexes’ revenue (+15.1%), driven by growth in investable product revenue, and an organic increase in Workplace Solutions revenue (+3.8%), which reflected higher AUM due to market gains. –0.4% Reported –1.4% Organic 22 23 $67.6 $67.3 8 8 * Organic revenue is a non-GAAP measure. The bars represent reported revenue. Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares second quarter 2023 revenue to second quarter 2022 revenue on the basis of the updated classifications.

Q2 2023 Revenue Drivers:
Transaction-Based Revenue Trend* ($mil)



–18.5% Reported
–19.5% Organic
22
23
$75.3
$61.4

Transaction-Based Q2 23 Organic Revenue Drivers:

- DBRS Morningstar revenue decreased 15.9% on an organic basis, with a 17.4% organic decline in its transaction-based revenue, due primarily to an 80% decrease in US commercial-mortgage-backed securities new issuance revenue.
- Revenue declines from Morningstar Sustainalytics' second-party opinion product and lower ad sales also contributed to the decrease.

Organic revenue is a non-GAAP measure. The bars represent reported revenue.

*Starting with the quarter ended March 31, 2023, the Company updated its revenue-type classifications to account for product areas with more than one revenue type, impacting Morningstar Sustainalytics, Morningstar Indexes, and DBRS Morningstar. The calculation of organic revenue growth by revenue type compares second quarter 2023 revenue to second quarter 2022 revenue on the basis of the updated classifications..

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MORNINGSTAR®

Quarterly Product Trends PitchBook* ($mil) 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 47.5% 53.0% 42.9% 40.2% 36.8% 32.6% 33.6% 36.0% 61.8% 61.4% 59.7% 67.5% 53.2% 48.3% 42.5% 38.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 PitchBook Revenue YOY Organic Revenue Growth YOY License Growth 10 10 Morningstar Data ($mil) 8.7% 8.6% 9.5% 8.9% 8.7% 8.6% 9.5% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Data Revenue YOY Organic Revenue Growth Organic revenue is a non-GAAP measure. *PitchBook licenses totaled 102,522 as of the second quarter of 2023, compared to 88,261 in the prior-year quarter. License counts reflect active users, including Morningstar active users. The timing of activities such as user maintenance, user audits, provisioning access, shutting off of users, and updates to user lists when enterprise clients renew results in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis. PitchBook Revenue YOY Organic Revenue Trend YOY License Trend Morningstar Data Revenue YOY Organic Revenue Trend

Quarterly Product Trends 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Direct* ($mil) 11 11 Organic revenue is a non-GAAP measure. *Morningstar Direct licenses totaled 18,570 as of the second quarter of 2023, compared to 18,008 in the prior-year quarter. **Revenue for Morningstar Sustainalytics’ license-based products increased 26.7% on an organic basis in the second quarter of 2023, while revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) declined 56.6% on an organic basis. Morningstar Direct Revenue YOY Organic Revenue Trend YOY License Trend 6.5% 5.5% 6.5% 6.5% 6.5% 5.5% 6.5% 6.9% 7.3% 6.2% 5.8% 3.9% 4.0% 4.0% 3.0% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Morningstar Direct Revenue YOY Organic Revenue Growth YOY License Growth Morningstar Sustainalytics** ($mil) Morningstar Sustainalytics Revenue YOY Organic Revenue Trend

Quarterly Product Trends Morningstar Advisor Workstation ($mil) -4.3% -1.7% 3.2% -2.4% -1.3% -1.7% 3.2% 3.9% -5.0% -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Advisor Workstation Revenue YOY Organic Revenue Growth 12 12 Organic revenue is a non-GAAP measure. Morningstar Advisor Workstation Revenue YOY Organic Revenue Trend

Quarterly Product Trends: DBRS Morningstar Revenue by Asset Class ($mil) DBRS Morningstar Q2 2023 Organic Revenue Drivers: Category mix in Q2 2023 was 58% Structured Finance* v. 42% Fundamental Ratings.** Recurring revenue, which is derived primarily from surveillance, research, and other transaction related services, represented 49.9% of total DBRS Morningstar revenue. *Structured Finance (Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities). **Fundamental Ratings (Corporate, Financial Institutions, Sovereign) & Other. 13 13

Quarterly Product Trends: DBRS Morningstar Revenue Trend by Geography ($mil) 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA DBRS Morningstar Q2 2023 Organic Revenue Drivers: Organic revenue declined 29.7% in the U.S. due primarily to a sharp decrease in ratings of commercial-mortgage-backed securities. Organic revenue increased 6.5% in Canada due primarily to strength in corporate and asset-backed securities ratings partially offset by weakness in financial institution and sovereign ratings. Organic revenue declined 2.2% in EMEA, primarily due to weakness in residential- and commercial-mortgage-backed securities ratings. 5.1% 6.7% 17.6% 15.4% 34.6% 29.4% 3.3% --16.6% 52.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 EMEA Canada USA Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. 14 14

Quarterly Product Trends: Investment Management ($bil) Investment Management Q2 2023 AUM/A: Investment Management assets increased 5.6% over the prior year period, due to market gains. Declines in Investment Management organic revenue (-10.7%) reflected the timing of client billings, which were largely based on assets as of March 31, 2023, when most markets were still down over the trailing 12-months. Managed Portfolios – Wholesale: Through our distribution sales team, the Company offers investment strategies and services directly to financial advisors in bank, broker dealers with a corporate RIA, who have a corporate RIA, insurance, and RIA channels that offer the Company’s investment strategies and services to their clients (the end investor). This remains the Company’s strategic focus. **Managed Portfolios – Non-Wholesale: The Company sells services directly to financial institutions such as broker dealers, discount brokers, and wirehouses. Our distribution sales team is not involved with the advisers of these firms. 15 15 *

Workplace Solutions Q2 2023 AUM/A: Workplace Solutions assets under management and advisement increased 3.9% versus the prior-year period, reflecting market gains. Quarterly Product Trends: Workplace Solutions ($bil) Managed Accounts includes Retirement Manager and Advisor Managed Accounts. Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. Custom Models/CIT offer customized investment lineups for clients based on plan participant demographics or other specific factors. 16 16

Q2 2023 Operating Margins Operating Margin Drivers: Operating expense included $7.3 million of costs related to the Company’s significant reduction and shift of its China operations, which are excluded from adjusted operating income and are nearing their successful completion. Key drivers of expense growth included: Compensation costs increased $36.0 million, reflecting growth in headcount across key product areas over the past year. Headcount increased 12.6% from the prior-year period and decreased 2.3% sequentially from March 31, 2023. Severance costs increased $6.1 million. That included $4.0 million related to reorganizations in certain areas of the business, which negatively impacted operating margin and adjusted operating margin by 0.8 percentage points, and $1.7 million in severance costs related to the reduction and shift of its China activities. Depreciation increased $5.0 million as a result of higher capitalized software costs for product enhancements in prior periods and higher leasehold improvements. 17 17 Adjusted operating margin is a non-GAAP measure. Adjusted Operating Margin Operating Margin 22 23 ＋8.3% ＋13.8% 22 23 ＋11.5% ＋15.6%

Adjusted Operating Income* Walk Q2 2022 to Q2 2023 ($ mil) Adjusted operating income, a non-GAAP measure, excludes intangible amortization expenses, all mergers and acquisitions (M&A)-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. **Includes salaries, cash bonus, and company-sponsored benefits. This line also includes severance-related expenses including $4.0 million for reorganizations not related to the shift of the Company's China activities, and sign-on and retention bonuses. ***Includes infrastructure costs, (including third party contracts with data providers, AWS cloud costs to house data collection and products, and subscriptions to SaaS-based software), facilities, depreciation/amortization, and capitalized labor. 18 18 * Q2 2022 YOY Revenue Growth Stock-based Compensation Professional Fees Travel & Related Activities Sales Commissions Advertising & Marketing Infrastructure Costs & Other*** Q2 2023 $73.4 7.8 34.3 3.5 –1.3 1.5 –1.7 $69.7 Compensation and Benefits** –36.6 –11.2

YTD Adjusted Operating Income* Walk Q2 2022 to Q2 2023 ($ mil) Adjusted operating income, a non-GAAP measure, excludes intangible amortization expenses, all mergers and acquisitions (M&A)-related expenses (including M&A earn-outs), and items related to the significant reduction and shift of the Company's operations in China. **Includes salaries, cash bonus, and company-sponsored benefits. This line also includes severance-related expenses including $4.0 million for reorganizations not related to the shift of the Company's China activities, and sign-on and retention bonuses. ***Includes infrastructure costs, (including third party contracts with data providers, AWS cloud costs to house data collection and products, and subscriptions to SaaS-based software), facilities, depreciation/amortization, and capitalized labor. 19 19 * YTD 2022 YOY Revenue Growth Stock-based Compensation Professional Fees Travel & Related Activities Advertising & Marketing Sales Commissions Infrastructure Costs & Other*** YTD 2023 $155.9 –76.8 9.9 57.0 7.1 –5.5 –1.7 –3.8 $121.5 Compensation and Benefits** –20.6

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP measure. Severance costs related to certain reorganizations, and excluding expenses related to the shift of the Company's China activities, negatively impacted operating margin and adjusted operating margin by 0.8 percentage points in 2Q 23. 20 20

Revenue vs. Adjusted Operating Expense Growth 21 21 Adjusted operating expense is a non-GAAP measure and is defined as operating expense excluding intangible amortization expense, all mergers and acquisition related expenses (including M&A-related arnouts), and items related to the significant reduction and shift of the Company’s operations in China. Excluding severance costs related to certain reorganizations and excluding the Company's China activities, adjusted total operating expense growth would have been 8.6%.

Headcount Trends 22 22 Headcount represents permanent, full-time employees.

Q2 2023 Cash Flow and Capital Allocation ($mil) 2 $24.5 –$5.8 Operating Cash Flow Free Cash Flow* Capital Allocation** 23 23 * ($mil) Termination Agreement 59.9 Capital Expenditures 30.3 Dividends Paid 16.0 Share Repurchases 1.4 Investments in Unconsolidated Entities 29.4 0 Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures.** Total capital deployed in the second quarter of 2023 was higher than operating cash flow due to the use of excess cash on hand and an increase in debt. The Company's outstanding debt increased by a net of $22.0 million as of the end of the second quarter of 2023 compared to the end of the first quarter of 2023. Excluding the termination agreement payment of $59.9 million and $3.2 million in severance related to the Company's China activities, free cash flow would have been $57.3 million for the quarter ended June 30, 2023.

Appendix

Q2 2023 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. * Includes the impact of the Sustainalytics earn-out payment in 2022. Q2 2023 Q2 2022 % Change Cash provided by operating activities $24.5 $68.7 (64.3%) Capital expenditures (30.3) (31.7) Free cash flow ($5.8) $37.0 NMF Items included in cash provided by operating activities Payments related to the Termination Agreement $59.9 — Severance paid for reduction and shift of China operations $3.2 — Contingent consideration related to acquisitions* — $40.0 Cash provided by operating activities, excluding certain items $87.6 $108.7 (19.4%) Free cash flow, excluding certain items $57.3 $77.0 (25.6%) 25 25

YTD 2023 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Includes the impact of contingent consideration related to the LCD acquisition in 2023 and the Sustainalytics earn-out payment in 2022. YTD 2023 YTD 2022 % Change Cash provided by operating activities $47.9 $92.2 (48.0%) Capital expenditures (59.8) (59.7) Free cash flow ($11.9) $32.5 NMF Items included in cash provided by operating activities Payments related to the Termination Agreement $59.9 — Severance paid for reduction and shift of China operations $10.1 — Contingent consideration related to acquisitions* $4.5 $40.0 Cash provided by operating activities, excluding certain items $122.4 $132.2 (7.4%) Free cash flow, excluding certain items $62.6 $72.5 (13.7%) 26 26

Reconciliation from Reported to Organic Revenue Change by Revenue Type 27 27 Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Revenue Type 28 28 Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Product Area 29 29 Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Product Area 30 30 Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Product Area 31 31 Organic revenue is a non-GAAP measure.

Reconciliation from Operating Margin to Adjusted Operating Margin 32 32 Adjusted operating margin is a non-GAAP measure.

Reconciliation from Total Operating Expenses to Adjusted Operating Expenses 33 33 Adjusted operating expense is a non-GAAP measure.